                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 21, 2001

                             LONE WOLF ENERGY, INC.
             (Exact name of registrant as specified in its charter)

         Colorado                    0-24684                   73-1587867
(State of other jurisdiction       (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)

            201 Robert S. Kerr, Suite 500, Oklahoma City, Oklahoma 73102
                    (Address of principal executive offices)

                                 (405) 749-9999
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

On November 15, 2001 at the annual meeting of shareholders a resolution was passed to change the name of the Corporation from "Lone Wolf Energy, Inc." to "Zenex Telecom, Inc.". The change was filed with the Secretary of State of Colorado on November 21, 2001.

Effective November 29, 2001 the ticker symbol for trading on the OTC Bulletin Board will change from "LWEI" to "ZENX".

Item 7.  Exhibits

         Exhibit 99-1 Amendments to the Articles of Incorporation of Lone Wolf Energy, Inc.

         Exhibit 99-2 News release regarding approval of name change.

         Exhibit 99-3 News release announcing new ticker symbol


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        LONE WOLF ENERGY, INC.


Date: November 28, 2001                 By:  /s/ Marc W. Newman
                                             --------------------------
                                             Marc W. Newman, CEO


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
Exhibit 99-1      Amendments to the Articles of Incorporation of Lone Wolf
                  Energy, Inc.

Exhibit 99-2      News release regarding approval of name change.

Exhibit 99-3      News release announcing new ticker symbol